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                                                                    Exhibit 24.1

                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on this 30th day of March, 2000.


                                       iGate Capital Corporation




                                       By:   /s/ Sunil Wadhwani

                                                 Sunil Wadhwani
                                                 Chief Executive Officer

                       POWER OF ATTORNEY AND SIGNATURES

     We, the undersigned officers and directors of iGate Capital Corporation, hereby severally constitute and appoint Sunil Wadhwani, Ashok Trivedi and Bruce Haney, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, amendments to this report, and generally to do all things in our names and on our behalf in such capacities to enable iGate Capital Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons in the capacities and on the dates indicated.

     Signature                       Title                     Date
--------------------     -----------------------------    ---------------

/s/ Sunil Wadhwani       Co-Chairman, Chief Executive     March 30, 2000
    Sunil Wadhwani       and Director (principal
                         executive officer)

/s/ Ashok Triveda        Co-Chairman, President and       March 30, 2000
    Ashok Triveda        Director

/s/ Bruce Haney          Managing Director,               March 30, 2000
    Bruce Haney          Chief Financial Officer

/s/ Neil M. Ebner        Corporate Controller (principal  March 30, 2000
    Neil M. Ebner        accounting officer)

/s/ Ed Yourdon           Director                         March 30, 2000
    Ed Yourdon

/s/ J. Gordon Garrett    Director                         March 30, 2000
    J. Gordon Garrett

/s/ Michel Berty         Director                         March 30, 2000
    Michel Berty